SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2003

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

North Carolina	0-21731	56-1869557
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (919) 872-4924

Item 5. Other Events

The purpose of this filing is to set forth an exhibit of Highwoods Realty Limited Partnership.

Item 7(c). Exhibits

99	Press Release, dated January 2, 2003, announcing WorldCom’s rejection of its lease at Highwoods Preserve in Tampa, Florida

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS REALTY LIMITED PARTNERSHIP

By:	Highwoods Properties, Inc., its general partner

By:	/s/ Carman J. Liuzzo

Carman J. Liuzzo
Vice President, Chief Financial Officer and Treasurer

Dated: January 3, 2003